UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 11, 2012

Geeknet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11216 Waples Mill Road, Suite 100

Fairfax, VA 22030

(Address of principal executive offices, including zip code)

(877) 433-5638

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On May 11, 2012, Geeknet, Inc. (the “Company”) issued a press release announcing the Board of Directors’ intention to explore strategic alternatives with respect to the Company’s online media business. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Geeknet, Inc. dated May 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/ Kathryn McCarthy
Kathryn McCarthy Executive Vice President and Chief Financial Officer

Date: May 11, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Geeknet, Inc. dated May 11, 2012